▼  April 30, 2021

Service Shares Ticker
Janus Henderson Balanced Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Balanced Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Balanced Portfolio	2
Additional information about the Portfolio
Fees and expenses	9
Additional investment strategies and general portfolio policies	9
Risks of the Portfolio	15
Management of the Portfolio
Investment adviser	26
Management expenses	26
Investment personnel	27
Other information	28
Distributions and taxes	29
Shareholder’s guide
Pricing of portfolio shares	30
Distribution, servicing, and administrative fees	31
Payments to financial intermediaries by Janus Capital or its affiliates	31
Purchases	32
Redemptions	33
Excessive trading	34
Shareholder communications	36
Financial highlights	37
Glossary of investment terms	38
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Balanced Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Balanced Portfolio (“Balanced Portfolio”) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.87%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 89	$ 278	$ 482	$ 1,073

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 80% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. As of December 31, 2020, approximately 62.76% of the Portfolio’s assets were held in equity securities, including common stocks and preferred stocks, and 36.49% of the Portfolio’s assets were held in fixed-income securities and cash equivalents.
The Portfolio’s equity investments include, but are not limited to, common stocks, preferred stocks, and other securities with equity characteristics. The Portfolio’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Portfolio may also invest in money market instruments and commercial loans (such as bank loans). The Portfolio may invest in fixed and floating rate obligations with varying durations.
The Portfolio will limit its investments in high-yield/high-risk bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing
2 | Janus Henderson Balanced Portfolio

mortgage-backed securities or other securities. The Portfolio may also invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (these are known as “restricted securities”). The Portfolio may also invest in foreign securities, which may include investments in emerging market securities.
The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions and may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary, and may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest.
In choosing investments for the Portfolio, the portfolio manager who focuses on the equity portion of the Portfolio applies a “bottom-up” approach and looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The portfolio managers who focus on the fixed-income portion of the Portfolio use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets of its fixed-income investments as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. The Portfolio invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Portfolio or the Portfolio receiving less income.
Fixed-Income Securities Risk. The Portfolio holds debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in
3 | Janus Henderson Balanced Portfolio

interest rates. Investments in fixed-income securities with very low or negative interest rates may diminish the Portfolio’s yield and performance. The Portfolio may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause the Portfolio’s net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. If rising interest rates cause the Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers which may result in the Portfolio reinvesting its assets at lower interest rates. Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations
4 | Janus Henderson Balanced Portfolio

are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Foreign Exposure Risk. The Portfolio may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. To the extent the Portfolio invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Some of the risks of investing directly in foreign securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Loan Risk. The Portfolio may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
TBA Commitments Risk. The Portfolio may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The Portfolio may use derivatives for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
5 | Janus Henderson Balanced Portfolio

Restricted Securities Risk. Securities that have limitations on their resale are referred to as “restricted securities”. Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The elimination of LIBOR or other reference rates and transition process could adversely impact (i) volatility and liquidity in markets that are tied to these reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
6 | Janus Henderson Balanced Portfolio

Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.85%	Worst Quarter:	1st Quarter 2020	– 11.63%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Balanced Portfolio
Service Shares	14.03%	11.53%	9.95%	10.00%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%	10.12%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%	5.23%
Balanced Index (reflects no deduction for fees, expenses, or taxes)	14.20%	10.57%	9.52%	8.18%

The Portfolio’s primary benchmark index is the S&P 500 Index. The Portfolio also compares its performance to the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg Barclays U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2019. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

7 | Janus Henderson Balanced Portfolio

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
8 | Janus Henderson Balanced Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The portfolio manager who focuses on the equity portion of the Portfolio applies a “bottom-up” approach and looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The portfolio managers who focus on the fixed-income portion of the Portfolio use research-driven, “top-down” and bottom-up” factors to identify and manage
9 | Janus Aspen Series

exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The portfolio managers may consider selling a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
The Portfolio may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of the fixed-income portion of its net assets.
Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
10 | Janus Aspen Series

Inflation-Linked Securities
The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Initial Public Offerings and Secondary Offerings
The Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of the Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on the Portfolio.
Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report
11 | Janus Aspen Series

of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
The Portfolio may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s return.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the portfolio managers. Changes are normally made in the Portfolio’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Real Estate-Related Securities
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the
12 | Janus Aspen Series

Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Portfolio, which may increase the Portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
13 | Janus Aspen Series

Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments
The Portfolio may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio’s net asset value (“NAV”). Because the Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, the Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government Securities
The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
other investment companies (such as exchange-traded funds)
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
14 | Janus Aspen Series

•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through the Portfolio’s investments in fixed-income securities, the Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Portfolio’s returns.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact the Portfolio’s return. If a security has not received a rating, the Portfolio must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Portfolio’s returns. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost,
15 | Janus Aspen Series

and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
•
Currency Futures Risk. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
•
Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact the Portfolio’s performance. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Portfolio, which will expose the Portfolio to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Portfolio and may force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Portfolio from divesting of a forward currency contract at the optimal time and may adversely affect the Portfolio’s returns and net asset value.
•
Index Credit Default Swaps Risk. If the Portfolio holds a long position in an index credit default swap (“CDX”), the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Emerging Markets Risk. Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by
16 | Janus Aspen Series

various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary
17 | Janus Aspen Series

unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent the Portfolio invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Portfolio holds debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Portfolio’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers which may result in the Portfolio reinvesting its assets at lower interest rates. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. To the extent the Portfolio invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that the Portfolio invests in derivatives tied to fixed-income securities, the Portfolio may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. The Portfolio may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause the Portfolio’s net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. If rising interest rates cause the Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Foreign Exposure Risk. Within the parameters of its specific investment policies, the Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including
18 | Janus Aspen Series

derivatives, but such investments also involve other risks. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality.
19 | Janus Aspen Series

The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Inflation-Related Investments Risk. Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Portfolio can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Portfolio agrees to pay at the initiation of the swap. Except for the Portfolio’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Portfolio.
Initial Public Offering and Secondary Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
The Portfolio may purchase shares in secondary offerings. Secondary offerings may expose the Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base. Secondary offering shares frequently are volatile in price. As a result, the Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Portfolio may use futures, swaps, options, and other derivatives to manage interest rate risk. The income component of the Portfolio’s holdings includes fixed-income securities.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Portfolio to leveraged market exposure to commodities. In addition, the Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the
20 | Janus Aspen Series

short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that the Portfolio invests in restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Loan Risk. The Portfolio may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•
Bank Loan Risk. The bank loans in which the Portfolio invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing the Portfolio’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Portfolio to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Portfolio invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If the Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Portfolio.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank
21 | Janus Aspen Series

loans may not be available to make additional investments or to meet the Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Portfolio may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Portfolio).
The Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Portfolio may also invest in other floating rate debt securities or other investments. For example, the Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Portfolio’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Portfolio’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•
Bridge Loan Risk. Investments in bridge loans subject the Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•
DIP Loan Risk. Investments in debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio’s only recourse will be against the property securing the DIP loan.
•
Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
When substantially all of the Portfolio’s investments are in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.
The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline
22 | Janus Aspen Series

in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. As discussed in more detail under “Fixed-Income Securities Risk,” the end of quantitative easing and/or rising interest rates could cause the value of the Portfolio to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including COVID-19), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Money Market Fund Investment Risk. The Portfolio may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Portfolio will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, the Portfolio, through its investment in a money market fund, may not achieve its investment objective. To the extent the Portfolio transacts in instruments such as derivatives, the Portfolio may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Portfolio’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the SEC require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that the Portfolio’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that the Portfolio directly bears, the Portfolio indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Portfolio’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Portfolio to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected.
23 | Janus Aspen Series

This can reduce the Portfolio’s returns because the Portfolio will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of the Portfolio’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Portfolio could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as
24 | Janus Aspen Series

hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk. The Portfolio may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. When the Portfolio sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. The Portfolio is generally not required to pay for the TBA security until the settlement date and, as a result, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
25 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital. The rate shown is a fixed rate based on the Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Balanced Portfolio	All Asset Levels	0.55	0.55

26 | Janus Aspen Series

A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.

Investment personnel
Balanced Portfolio

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, and Greg Wilensky are responsible for the day-to-day management of the Portfolio. Messrs. Keough and Wilensky focus on the fixed-income portion of the Portfolio. Mr. Buckley focuses on the equity portion of the Portfolio.
Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1998 as an analyst. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in January 2007 as an analyst. Mr. Keough holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Greg Wilensky, CFA, is Head of U.S. Fixed Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in January 2020, Mr. Wilensky was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. Mr. Wilensky holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities, and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
27 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
28 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
29 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
30 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
31 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
32 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
33 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
34 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
35 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and fixed-income issuers ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
36 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Balanced Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$41.70	$35.59	$37.09	$31.89	$31.61
Income from investment operations:
Net investment income/(loss)(1)	0.54	0.68	0.60	0.58	0.53
Net gain/(loss) on securities (both realized and unrealized)	5.15	7.11	(0.44)	5.17	0.80
Total from investment operations	5.69	7.79	0.16	5.75	1.33
Less distributions:
Dividends (from net investment income)	(0.64)	(0.65)	(0.67)	(0.48)	(0.61)
Distributions (from capital gains)	(0.64)	(1.03)	(0.99)	(0.07)	(0.44)
Total distributions	(1.28)	(1.68)	(1.66)	(0.55)	(1.05)
Net asset value, end of period	$46.11	$41.70	$35.59	$37.09	$31.89
Total return(2)	14.05%	22.27%	0.43%	18.13%	4.32%
Net assets, end of period (in thousands)	$6,217,051	$4,845,966	$3,445,696	$2,887,613	$2,227,878
Average net assets for the period (in thousands)	$5,239,258	$4,109,486	$3,235,435	$2,523,514	$1,938,234
Ratio of gross expenses to average net assets	0.87%	0.87%	0.88%	0.88%	0.87%
Ratio of net expenses to average net assets	0.87%	0.87%	0.88%	0.88%	0.87%
Ratio of net investment income/(loss) to average net assets	1.28%	1.74%	1.62%	1.69%	1.71%
Portfolio turnover rate	80%(3)	79%(3)	97%(3)	67%(3)	80%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(3)
Portfolio turnover rate excludes TBA (to be announced) purchase and sales commitments.
37 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
38 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
39 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

40 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
41 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
42 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
43 | Janus Aspen Series

This page intentionally left blank.
44 | Janus Aspen Series

This page intentionally left blank.

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson Enterprise Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Enterprise Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Enterprise Portfolio	2
Additional information about the Portfolio
Fees and expenses	6
Additional investment strategies and general portfolio policies	6
Risks of the Portfolio	10
Management of the Portfolio
Investment adviser	17
Management expenses	17
Investment personnel	18
Other information	19
Distributions and taxes	20
Shareholder’s guide
Pricing of portfolio shares	21
Distribution, servicing, and administrative fees	22
Payments to financial intermediaries by Janus Capital or its affiliates	22
Purchases	23
Redemptions	24
Excessive trading	25
Shareholder communications	27
Financial highlights	28
Glossary of investment terms	29
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Enterprise Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 99	$ 309	$ 536	$ 1,190

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 16% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2020, they ranged from approximately $564 million to $47.25 billion. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. In addition, the Portfolio’s investments may include securities of real estate-related companies, including real estate investment trusts.
The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, and competitive positioning.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
2 | Janus Henderson Enterprise Portfolio

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Growth Securities Risk. The Portfolio invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk. The Portfolio may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Real Estate Securities Risk. The Portfolio’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under
3 | Janus Henderson Enterprise Portfolio

the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.04%	Worst Quarter:	1st Quarter 2020	– 24.43%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Enterprise Portfolio
Service Shares	19.18%	17.92%	14.97%	11.45%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.59%	18.66%	15.04%	10.97%

The Portfolio’s primary benchmark index is the Russell Midcap Growth Index. The index is described below.
4 | Janus Henderson Enterprise Portfolio

•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
5 | Janus Henderson Enterprise Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Portfolio may invest substantially all of its assets in common stock. The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, and competitive positioning.
6 | Janus Aspen Series

The portfolio managers may consider selling a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
The Portfolio may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
The Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to
7 | Janus Aspen Series

the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of the Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on the Portfolio.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the portfolio managers. Changes are normally made in the Portfolio’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Real Estate-Related Securities
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to
8 | Janus Aspen Series

this 10% limit. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Portfolio, which may increase the Portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
9 | Janus Aspen Series

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
debt securities (such as bonds, notes, sovereign debt, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions
10 | Janus Aspen Series

with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
Emerging Markets Risk. Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be
11 | Janus Aspen Series

impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk. Within the parameters of its specific investment policies, the Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in
12 | Janus Aspen Series

domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
13 | Janus Aspen Series

Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Initial Public Offering and Secondary Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
The Portfolio may purchase shares in secondary offerings. Secondary offerings may expose the Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base. Secondary offering shares frequently are volatile in price. As a result, the Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Portfolio to leveraged market exposure to commodities. In addition, the Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.
14 | Janus Aspen Series

The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including COVID-19), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency
15 | Janus Aspen Series

to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
16 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital. The rate shown is a fixed rate based on the Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Enterprise Portfolio	All Asset Levels	0.64	0.64

17 | Janus Aspen Series

A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.

Investment personnel
Enterprise Portfolio

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Portfolio. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities, and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
18 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
19 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
20 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
21 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
22 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
23 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
24 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
25 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
26 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
27 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Enterprise Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$79.93	$63.00	$66.67	$56.22	$54.67
Income from investment operations:
Net investment income/(loss)(1)	—(2)	0.09	0.03	(0.05)	0.12
Net gain/(loss) on securities (both realized and unrealized)	13.45	21.63	(0.12)	14.82	6.19
Total from investment operations	13.45	21.72	(0.09)	14.77	6.31
Less distributions:
Dividends (from net investment income)	—	(0.04)	(0.08)	(0.09)	(0.01)
Distributions (from capital gains)	(5.92)	(4.75)	(3.50)	(4.23)	(4.75)
Total distributions	(5.92)	(4.79)	(3.58)	(4.32)	(4.76)
Net asset value, end of period	$87.46	$79.93	$63.00	$66.67	$56.22
Total return(3)	19.18%	35.14%	(0.65)%	27.09%	12.10%
Net assets, end of period (in thousands)	$922,221	$821,408	$588,973	$555,550	$419,251
Average net assets for the period (in thousands)	$773,949	$734,274	$612,433	$489,237	$373,400
Ratio of gross expenses to average net assets	0.97%	0.97%	0.97%	0.98%	0.97%
Ratio of net expenses to average net assets	0.97%	0.97%	0.97%	0.98%	0.97%
Ratio of net investment income/(loss) to average net assets	0.00%(4)	0.12%	0.04%	(0.08)%	0.22%
Portfolio turnover rate	16%	14%	14%	14%	20%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
Less than $0.005 on a per share basis.
(3)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(4)
Less than 0.005%.
28 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
29 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
30 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

31 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
32 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
33 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
34 | Janus Aspen Series

This page intentionally left blank.
35 | Janus Aspen Series

This page intentionally left blank.
36 | Janus Aspen Series

This page intentionally left blank.
37 | Janus Aspen Series

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson Flexible Bond Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Flexible Bond Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Flexible Bond Portfolio	2
Additional information about the Portfolio
Fees and expenses	8
Additional investment strategies and general portfolio policies	8
Risks of the Portfolio	14
Management of the Portfolio
Investment adviser	25
Management expenses	25
Investment personnel	26
Other information	28
Distributions and taxes	29
Shareholder’s guide
Pricing of portfolio shares	30
Distribution, servicing, and administrative fees	31
Payments to financial intermediaries by Janus Capital or its affiliates	31
Purchases	32
Redemptions	33
Excessive trading	34
Shareholder communications	36
Financial highlights	37
Glossary of investment terms	38
Explanation of rating categories	44
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Flexible Bond Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”) seeks to obtain maximum total return, consistent with preservation of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver(1)	0.03%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.82%

(1)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.52% for at least a one-year period commencing on April 30, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 87	$ 271	$ 471	$ 1,049

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 139% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Portfolio may also invest in money market instruments and commercial loans (such as bank loans). The Portfolio may invest in fixed and floating rate obligations with varying durations. The Portfolio’s average portfolio duration may normally range from 3 years to 7 years. As of December 31, 2020, the Portfolio’s average portfolio duration was 6.4 years.
2 | Janus Henderson Flexible Bond Portfolio

The Portfolio will invest at least 65% of its net assets in investment grade debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds (also known as “junk” bonds) to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio may also invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (these are known as “restricted securities”). The Portfolio may also invest in foreign securities, which may include investments in emerging market securities. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Additionally, the Portfolio may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest.
The portfolio managers’ investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio’s returns and yields will vary, and you could lose money.
Fixed-Income Securities Risk. The Portfolio invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Investments in fixed-income securities with very low or negative interest rates may diminish the Portfolio’s yield and performance. The Portfolio may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause the Portfolio’s net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. If rising interest rates cause the Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers which may result in the Portfolio reinvesting its assets at lower interest rates. Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized
3 | Janus Henderson Flexible Bond Portfolio

upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Foreign Exposure Risk. The Portfolio may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions
4 | Janus Henderson Flexible Bond Portfolio

where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. To the extent the Portfolio invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Some of the risks of investing directly in foreign securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Loan Risk. The Portfolio may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.
TBA Commitments Risk. The Portfolio may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The Portfolio may use derivatives for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Restricted Securities Risk. Securities that have limitations on their resale are referred to as “restricted securities”. Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The elimination of LIBOR or other reference rates and transition process could adversely impact (i) volatility and liquidity in markets that are tied to these reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments.
5 | Janus Henderson Flexible Bond Portfolio

Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	6.71%	Worst Quarter:	4th Quarter 2016	– 2.77%

6 | Janus Henderson Flexible Bond Portfolio

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Flexible Bond Portfolio
Service Shares	10.25%	4.67%	4.19%	6.09%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%	5.23%

The Portfolio’s primary benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index. The index is described below.
•
The Bloomberg Barclays U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
7 | Janus Henderson Flexible Bond Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
Janus Capital has contractually agreed to waive and/or reimburse the Portfolio’s “Total Annual Fund Operating Expenses” to a certain limit for at least a one-year period commencing on April 30, 2021. The expense limit is described in the “Management Expenses” section of this Prospectus.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. In addition, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
8 | Janus Aspen Series

Security Selection
The portfolio managers’ investment process for the Portfolio is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The portfolio managers may consider selling a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
The Portfolio may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the
9 | Janus Aspen Series

Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Inflation-Linked Securities
The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Leverage
Certain of the Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on the Portfolio.
Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
10 | Janus Aspen Series

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
The Portfolio may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and return.
Portfolio Turnover
Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio. Changes may be made to the Portfolio’s holdings, consistent with the Portfolio’s investment objective and policies, when the portfolio managers believe such changes are in the best interests of the Portfolio and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the portfolio managers. Changes are normally made in the Portfolio’s holdings whenever the portfolio managers believe such changes are desirable. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Real Estate-Related Securities
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
11 | Janus Aspen Series

Short Sales
Certain portfolios may engage in short sales. In general, no more than 10% of a portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). A portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that a portfolio owns, or the portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio’s losses are potentially unlimited in a short sale transaction. A portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio’s performance.
A portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a portfolio, which may increase the portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the
12 | Janus Aspen Series

portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments
The Portfolio may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio’s net asset value (“NAV”). Because the Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, the Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government Securities
The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
equity securities (such as stocks or any other security representing an ownership interest)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
pass-through securities including commercial and residential mortgage- and asset-backed securities and mortgage dollar rolls
•
pay-in-kind, and step coupon securities
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions
13 | Janus Aspen Series

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. The Portfolio invests substantially all of its assets in fixed-income securities or income-generating securities and, to varying degrees, derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Collateralized Debt Obligation Risk. The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligation Risk. The Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Janus Capital, it is possible that the Portfolio could lose all or substantially all of its investment.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that
14 | Janus Aspen Series

Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through the Portfolio’s investments in fixed-income securities, the Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Portfolio’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact the Portfolio’s return and yield. If a security has not received a rating, the Portfolio must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Portfolio’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
•
Currency Futures Risk. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
•
Futures and Swaps Related to Interest Rate Risk. The Portfolio’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that the portfolio managers’ prediction of the direction of interest rates is wrong, and the Portfolio could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio managers are seeking to hedge, a correct forecast of general interest rate trends by the portfolio managers may not result in the successful use of futures and swaps related to interest rates.
•
Index Credit Default Swaps Risk. If the Portfolio holds a long position in an index credit default swap (“CDX”), the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Emerging Markets Risk. Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be
15 | Janus Aspen Series

affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to
16 | Janus Aspen Series

significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent the Portfolio invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Portfolio invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Portfolio’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers which may result in the Portfolio reinvesting its assets at lower interest rates. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. To the extent the Portfolio invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that the Portfolio invests in derivatives tied to fixed-income securities, the Portfolio may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. The Portfolio may be subject to heightened interest
17 | Janus Aspen Series

rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause the Portfolio’s net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. If rising interest rates cause the Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Foreign Exposure Risk. Within the parameters of its specific investment policies, the Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited
18 | Janus Aspen Series

marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Inflation-Related Investments Risk. Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Portfolio can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Portfolio agrees to pay at the initiation of the swap. Except for the Portfolio’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Portfolio.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Portfolio may manage interest rate risk by varying the average-weighted effective maturity of the holdings to reflect an analysis of interest rate trends and other factors. The Portfolio’s average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Portfolio may also use futures, swaps, options, and other derivatives to manage interest rate risk.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Portfolio to leveraged market exposure to commodities. In addition, the Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the
19 | Janus Aspen Series

short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that the Portfolio invests in restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Loan Risk. The Portfolio may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•
Bank Loan Risk. The bank loans in which the Portfolio invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing the Portfolio’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Portfolio to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Portfolio invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If the Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Portfolio.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank
20 | Janus Aspen Series

loans may not be available to make additional investments or to meet the Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Portfolio may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Portfolio).
The Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Portfolio may also invest in other floating rate debt securities or other investments. For example, the Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Portfolio’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Portfolio’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•
Bridge Loan Risk. Investments in bridge loans subject the Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•
DIP Loan Risk. Investments in debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio’s only recourse will be against the property securing the DIP loan.
•
Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Because Flexible Bond Portfolio invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Portfolio’s performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.
The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Money Market Fund Investment Risk. The Portfolio may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Portfolio will be exposed to the investment risks of the money market fund in direct proportion to such
21 | Janus Aspen Series

investment. The money market fund may not achieve its investment objective and, therefore, the Portfolio, through its investment in a money market fund, may not achieve its investment objective. To the extent the Portfolio transacts in instruments such as derivatives, the Portfolio may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Portfolio’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the SEC require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that the Portfolio’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that the Portfolio directly bears, the Portfolio indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Portfolio’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Portfolio to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Portfolio’s returns because the Portfolio will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of the Portfolio’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Portfolio could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the
22 | Janus Aspen Series

value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
23 | Janus Aspen Series

TBA Commitments Risk. The Portfolio may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. When the Portfolio sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. The Portfolio is generally not required to pay for the TBA security until the settlement date and, as a result, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, the Portfolio may lose its entire investment. The Portfolio generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Portfolio will not receive all of the income on a current basis or in cash. Thus, the Portfolio may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
24 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on the Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Flexible Bond Portfolio(1)	First $300 Million	0.55	0.49
	Over $300 Million	0.45

25 | Janus Aspen Series

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 30, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is reflected in the actual investment advisory fee rate shown.
A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. Janus Capital has agreed to continue the waiver for at least a one-year period commencing on April 30, 2021. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.
Portfolio Name	Expense Limit Percentage (%)
Flexible Bond Portfolio	0.52

Investment personnel
Flexible Bond Portfolio

Co-Portfolio Managers Michael Keough and Greg Wilensky are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since December 2015. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in January 2007 as an analyst. Mr. Keough holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in January 2020, Mr. Wilensky was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. He holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. Mr. Wilensky holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities, and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely
26 | Janus Aspen Series

affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
27 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
28 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
29 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
30 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
31 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
32 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
33 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
34 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
35 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom fixed-income issuers ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
36 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Flexible Bond Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.99	$12.23	$12.73	$12.63	$12.66
Income from investment operations:
Net investment income/(loss)(1)	0.28	0.34	0.33	0.29	0.27
Net gain/(loss) on securities (both realized and unrealized)	1.05	0.79	(0.50)	0.13	0.01
Total from investment operations	1.33	1.13	(0.17)	0.42	0.28
Less distributions:
Dividends (from net investment income)	(0.33)	(0.37)	(0.33)	(0.32)	(0.31)
Distributions (from capital gains)	—	—	—	—	—
Total distributions	(0.33)	(0.37)	(0.33)	(0.32)	(0.31)
Net asset value, end of period	$13.99	$12.99	$12.23	$12.73	$12.63
Total return(2)	10.33%	9.28%	(1.29)%	3.35%	2.22%
Net assets, end of period (in thousands)	$493,364	$396,771	$384,824	$403,243	$401,186
Average net assets for the period (in thousands)	$431,012	$384,358	$389,260	$402,544	$383,710
Ratio of gross expenses to average net assets	0.85%	0.85%	0.86%	0.85%	0.83%
Ratio of net expenses to average net assets	0.84%	0.85%	0.86%	0.85%	0.83%
Ratio of net investment income/(loss) to average net assets	2.03%	2.63%	2.64%	2.27%	2.06%
Portfolio turnover rate	139%(3)	177%(3)	238%(3)	130%(3)	112%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(3)
Portfolio turnover rate excludes TBA (to be announced) purchase and sales commitments.
37 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
38 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
39 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

40 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
41 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
42 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
43 | Janus Aspen Series

Explanation of rating categories

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB
Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
BB
Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

44 | Janus Aspen Series

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade
BB
Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa
Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive
45 | Janus Aspen Series

different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
46 | Janus Aspen Series

This page intentionally left blank.
47 | Janus Aspen Series

This page intentionally left blank.
48 | Janus Aspen Series

This page intentionally left blank.

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson Forty Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Forty Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Forty Portfolio	2
Additional information about the Portfolio
Fees and expenses	6
Additional investment strategies and general portfolio policies	6
Risks of the Portfolio	10
Management of the Portfolio
Investment adviser	17
Management expenses	17
Investment personnel	19
Other information	20
Distributions and taxes	21
Shareholder’s guide
Pricing of portfolio shares	22
Distribution, servicing, and administrative fees	23
Payments to financial intermediaries by Janus Capital or its affiliates	23
Purchases	24
Redemptions	25
Excessive trading	26
Shareholder communications	28
Financial highlights	29
Glossary of investment terms	30
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Forty Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Forty Portfolio (“Forty Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.68%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	1.01%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 103	$ 322	$ 558	$ 1,236

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 41% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing primarily in a core group of 30-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, but will invest primarily in larger, well-established companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. As of December 31, 2020, the Portfolio held stocks of 39 companies. Of these holdings, 30 comprised approximately 90.12% of the Portfolio’s holdings.
The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

2 | Janus Henderson Forty Portfolio

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk. The Portfolio invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Foreign Exposure Risk. The Portfolio may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
3 | Janus Henderson Forty Portfolio

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.70%	Worst Quarter:	3rd Quarter 2011	– 15.66%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/1/97)
Forty Portfolio
Service Shares	39.03%	20.73%	16.73%	12.75%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	38.49%	21.00%	17.21%	9.50%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%	8.79%

The Portfolio’s primary benchmark index is the Russell 1000 Growth Index. The Portfolio also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
4 | Janus Henderson Forty Portfolio

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since June 2013. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
5 | Janus Henderson Forty Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Forty Portfolio pays an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.64%. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Portfolio may invest substantially all of its assets in common stock. The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
6 | Janus Aspen Series

The portfolio managers may consider selling a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
The Portfolio may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
The Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to
7 | Janus Aspen Series

the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. The Portfolio is classified as “nondiversified.” A portfolio that is classified as “nondiversified” has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of the portfolio.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the portfolio managers. Changes are normally made in the Portfolio’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Real Estate-Related Securities
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
8 | Janus Aspen Series

Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Portfolio, which may increase the Portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the
9 | Janus Aspen Series

portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
debt securities (such as bonds, notes, sovereign debt, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in
10 | Janus Aspen Series

lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
Emerging Markets Risk. Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in
11 | Janus Aspen Series

the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk. Within the parameters of its specific investment policies, the Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in
12 | Janus Aspen Series

domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
13 | Janus Aspen Series

Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Initial Public Offering and Secondary Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
The Portfolio may purchase shares in secondary offerings. Secondary offerings may expose the Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base. Secondary offering shares frequently are volatile in price. As a result, the Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.
The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
14 | Janus Aspen Series

The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including COVID-19), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended, and may hold a greater percentage of its assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return. Being nondiversified may also make the Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although the Portfolio may satisfy the requirements for a diversified portfolio, and has from time to time operated as diversified, its nondiversified classification gives the portfolio managers more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. The Portfolio’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio’s performance and share price. Since the Portfolio normally invests primarily in a core portfolio of 30-40 common stocks, this risk may be increased.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
15 | Janus Aspen Series

REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
16 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
Forty Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to the cumulative investment record of its benchmark index, the Russell 1000 Growth Index, over a rolling 36-month performance measurement period.
The table below reflects the Portfolio’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to the Portfolio’s benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio’s base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year.
17 | Janus Aspen Series

As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted/Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Forty Portfolio	0.64	± 8.50%	0.68

The investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the Russell 1000 Growth Index.
The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances,
Janus Capital would reimburse the Portfolio.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.
18 | Janus Aspen Series

A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.

Investment personnel
Forty Portfolio

Co-Portfolio Managers A. Douglas Rao and Nick Schommer jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has managed or co-managed since June 2013. Mr. Rao is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in May 2013, he was a portfolio manager with Marsico Capital Management, LLC from 2007 to 2012. Mr. Rao holds a Bachelor of Arts degree in History from the University of Virginia and a Master of Business Administration degree from the University of California, Los Angeles.
Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in June 2013, he was an associate portfolio manager at Thornburg Investment Management from January 2012 to May 2013, and a research analyst at Marsico Capital Management, LLC from 2007 to 2011. Mr. Schommer holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities, and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
19 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
20 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
21 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
22 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
23 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
24 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
25 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
26 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
27 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
28 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Forty Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$41.53	$33.15	$37.84	$30.79	$35.08
Income from investment operations:
Net investment income/(loss)(1)	(0.12)	(0.01)	(0.03)	(0.07)	(0.03)
Net gain/(loss) on securities (both realized and unrealized)	15.15	11.80	1.28	9.15	0.55
Total from investment operations	15.03	11.79	1.25	9.08	0.52
Less distributions:
Dividends (from net investment income)	(0.08)	(0.01)	—	—	—
Distributions (from capital gains)	(3.52)	(3.40)	(5.94)	(2.03)	(4.81)
Total distributions	(3.60)	(3.41)	(5.94)	(2.03)	(4.81)
Net asset value, end of period	$52.96	$41.53	$33.15	$37.84	$30.79
Total return(2)	39.03%	36.85%	1.72%	29.99%	1.94%
Net assets, end of period (in thousands)	$634,393	$525,112	$427,321	$466,969	$430,510
Average net assets for the period (in thousands)	$548,645	$495,465	$487,559	$457,168	$464,943
Ratio of gross expenses to average net assets	1.01%	1.02%	0.96%	1.06%	0.97%
Ratio of net expenses to average net assets	1.01%	1.02%	0.96%	1.06%	0.97%
Ratio of net investment income/(loss) to average net assets	(0.27)%	(0.02)%	(0.08)%	(0.19)%	(0.09)%
Portfolio turnover rate	41%	35%	41%	39%	53%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
29 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
30 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
31 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

32 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
33 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
34 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
35 | Janus Aspen Series

This page intentionally left blank.
36 | Janus Aspen Series

This page intentionally left blank.

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson Global Research Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Global Research Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Global Research Portfolio	2
Additional information about the Portfolio
Fees and expenses	7
Additional investment strategies and general portfolio policies	7
Risks of the Portfolio	11
Management of the Portfolio
Investment adviser	18
Management expenses	18
Investment personnel	20
Other information	21
Distributions and taxes	22
Shareholder’s guide
Pricing of portfolio shares	23
Distribution, servicing, and administrative fees	24
Payments to financial intermediaries by Janus Capital or its affiliates	24
Purchases	25
Redemptions	26
Excessive trading	27
Shareholder communications	29
Financial highlights	30
Glossary of investment terms	31
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Global Research Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Global Research Portfolio (“Global Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.74%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.09%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 111	$ 347	$ 601	$ 1,329

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Portfolio’s investments in foreign securities are partially based on the composition of the Portfolio’s benchmark index, the MSCI World Indexsm, the Portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index. The Portfolio may have significant exposure to emerging markets.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Research Matthew Peron (the “Central Research Team”), select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be
2 | Janus Henderson Global Research Portfolio

attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Portfolio. It is expected that the Portfolio will be broadly diversified among a variety of industry sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Foreign Exposure Risk. The Portfolio normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk. The risks of foreign investing are heightened when investing in emerging markets. Emerging market securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging markets companies, including financial information, may be less available or reliable and Janus Capital’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. As of December 31, 2020, approximately 4.6% of the Portfolio’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
3 | Janus Henderson Global Research Portfolio

Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Growth Securities Risk. The Portfolio invests in companies that the investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may
4 | Janus Henderson Global Research Portfolio

use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.34%	Worst Quarter:	1st Quarter 2020	– 20.73%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Global Research Portfolio
Service Shares	19.76%	13.06%	9.81%	8.64%
MSCI World Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	15.90%	12.19%	9.87%	7.54%
MSCI All Country World Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	16.25%	12.26%	9.13%	N/A

The Portfolio’s primary benchmark index is the MSCI World Index. The Portfolio also compares its performance to the MSCI All Country World Index. The MSCI World Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
5 | Janus Henderson Global Research Portfolio

•
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
•
The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Management:  Matthew Peron is Janus Capital’s Director of Research and Executive Vice President of the Portfolio, and has provided general oversight of the Central Research Team since April 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
6 | Janus Henderson Global Research Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Global Research Portfolio pays an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.60%. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Central Research Team, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Research Matthew Peron, selects investments for the Portfolio that reflect their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a
7 | Janus Aspen Series

focus on “bottom up” research, quantitative modeling, and valuation analysis and rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: i) good and preferably growing free cash flow, ii) strong and defensible market position, iii) healthy risk/return profile, iv) exemplary governance, and v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Cash Position
The Portfolio may not always stay fully invested. For example, when the investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
The Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Portfolio may also purchase shares in offerings made by
8 | Janus Aspen Series

companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of the Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on the Portfolio.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the investment personnel. Changes are normally made in the Portfolio’s holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Real Estate-Related Securities
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
Certain portfolios may engage in short sales. In general, no more than 10% of a portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). A portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that a portfolio owns, or the portfolio has the
9 | Janus Aspen Series

right to obtain the amount of the security sold short at a specified date in the future. A portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio’s losses are potentially unlimited in a short sale transaction. A portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio’s performance.
A portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a portfolio, which may increase the portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
10 | Janus Aspen Series

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
debt securities (such as bonds, notes, sovereign debt, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions
11 | Janus Aspen Series

with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
Emerging Markets Risk. The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be
12 | Janus Aspen Series

impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk. The Portfolio invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in
13 | Janus Aspen Series

U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic
14 | Janus Aspen Series

developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Initial Public Offering and Secondary Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
The Portfolio may purchase shares in secondary offerings. Secondary offerings may expose the Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base. Secondary offering shares frequently are volatile in price. As a result, the Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Portfolio to leveraged market exposure to commodities. In addition, the Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that the Portfolio invests in restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.
The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio
15 | Janus Aspen Series

from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the investment personnel’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
The Portfolio’s performance may also be significantly affected, positively or negatively, by the investment personnel’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that the investment personnel’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including COVID-19), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs
16 | Janus Aspen Series

are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
17 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
Global Research Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to the cumulative investment record of its benchmark index, the MSCI World Index, over a rolling 36-month performance measurement period.
The table below reflects the Portfolio’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to the Portfolio’s benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio’s base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year.
18 | Janus Aspen Series

As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted/Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Global Research Portfolio	0.60	± 6.00%	0.74

The investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the MSCI World Index (includes reinvestment of dividends, net of foreign withholding taxes).
The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the
19 | Janus Aspen Series

Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.

Investment personnel
Global Research Portfolio

The Central Research Team selects investments for Global Research Portfolio and has done so since May 2013. The Central Research Team consists of Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is Janus Capital’s Director of Research and Executive Vice President of Global Research Portfolio. Mr. Peron is primarily responsible for the day-to-day operations of the Portfolio. He leads the Portfolio Oversight Team that reviews the Portfolio’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in April 2020, Mr. Peron was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Information about Mr. Peron’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities, and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
20 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
21 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
22 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
23 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
24 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
25 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
26 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
27 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
28 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
29 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Global Research Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$55.27	$46.15	$50.17	$39.87	$39.53
Income from investment operations:
Net investment income/(loss)(1)	0.25	0.45	0.48	0.38	0.35
Net gain/(loss) on securities (both realized and unrealized)	9.77	12.39	(4.00)	10.24	0.36
Total from investment operations	10.02	12.84	(3.52)	10.62	0.71
Less distributions:
Dividends (from net investment income)	(0.30)	(0.45)	(0.50)	(0.32)	(0.37)
Distributions (from capital gains)	(2.99)	(3.27)	—	—	—
Total distributions	(3.29)	(3.72)	(0.50)	(0.32)	(0.37)
Net asset value, end of period	$62.00	$55.27	$46.15	$50.17	$39.87
Total return(2)	19.76%	28.71%	(7.08)%	26.68%	1.82%
Net assets, end of period (in thousands)	$235,787	$214,425	$180,168	$210,318	$179,125
Average net assets for the period (in thousands)	$206,127	$198,883	$206,497	$197,483	$186,563
Ratio of gross expenses to average net assets	1.09%	1.04%	0.85%	0.89%	0.90%
Ratio of net expenses to average net assets	1.09%	1.04%	0.85%	0.89%	0.90%
Ratio of net investment income/(loss) to average net assets	0.47%	0.88%	0.94%	0.81%	0.91%
Portfolio turnover rate	33%	36%	36%	41%	45%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
30 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
31 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
32 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

33 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
34 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
35 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
36 | Janus Aspen Series

This page intentionally left blank.

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson Global Technology and Innovation Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Global Technology and Innovation Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Global Technology and Innovation Portfolio	2
Additional information about the Portfolio
Fees and expenses	7
Additional investment strategies and general portfolio policies	7
Risks of the Portfolio	11
Management of the Portfolio
Investment adviser	18
Management expenses	18
Investment personnel	19
Other information	21
Distributions and taxes	22
Shareholder’s guide
Pricing of portfolio shares	23
Distribution, servicing, and administrative fees	24
Payments to financial intermediaries by Janus Capital or its affiliates	24
Purchases	25
Redemptions	26
Excessive trading	27
Shareholder communications	29
Financial highlights	30
Glossary of investment terms	31
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Global Technology and Innovation Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.99%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 101	$ 315	$ 547	$ 1,213

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 44% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Portfolio’s holdings include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
2 | Janus Henderson Global Technology and Innovation Portfolio

The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. From time to time, the Portfolio may invest in shares of companies through initial public offerings.
The portfolio manager applies a “bottom-up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. The Portfolio invests in companies that the portfolio manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging markets companies, including financial information, may be less available or reliable and Janus Capital’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources
3 | Janus Henderson Global Technology and Innovation Portfolio

than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. As of December 31, 2020, approximately 7.4% of the Portfolio’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Foreign Exposure Risk. The Portfolio normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Geographic Concentration Risk. To the extent the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Portfolio’s performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on
4 | Janus Henderson Global Technology and Innovation Portfolio

a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Real Estate Securities Risk. The Portfolio’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	32.98%	Worst Quarter:	4th Quarter 2018	– 16.31%

5 | Janus Henderson Global Technology and Innovation Portfolio

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (1/18/00)
Global Technology and Innovation Portfolio
Service Shares	50.73%	29.44%	19.87%	6.20%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%	6.68%
MSCI All Country World Information Technology Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	45.61%	26.23%	18.17%	5.26%

The Portfolio’s primary benchmark index is the S&P 500 Index. The Portfolio also compares its performance to the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The MSCI All Country World Information Technology Index is a capitalization weighted index that measures the performance of information technology securities from developed market countries and emerging market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Denny Fish is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
6 | Janus Henderson Global Technology and Innovation Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
Janus Capital has contractually agreed to waive and/or reimburse the Portfolio’s “Total Annual Fund Operating Expenses” to a certain limit for at least a one-year period commencing on April 30, 2021. The expense limit is described in the “Management Expenses” section of this Prospectus.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. In addition, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
7 | Janus Aspen Series

Security Selection
The Portfolio may invest substantially all of its assets in common stock. The portfolio manager applies a “bottom-up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
The portfolio manager may consider selling a holding if, among other things, the security reaches the portfolio manager’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager find a better investment opportunity. The portfolio manager may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
The Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
8 | Janus Aspen Series

Leverage
Certain of the Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on the Portfolio.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the portfolio manager. Changes are normally made in the Portfolio’s holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Real Estate-Related Securities
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace
9 | Janus Aspen Series

the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Portfolio, which may increase the Portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the
10 | Janus Aspen Series

Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
debt securities (such as bonds, notes, sovereign debt, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
11 | Janus Aspen Series

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
Emerging Markets Risk. The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price
12 | Janus Aspen Series

controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities. Some of the risks of investing directly in emerging market securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk. The Portfolio invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in
13 | Janus Aspen Series

U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may
14 | Janus Aspen Series

increase the Portfolio’s exposure to industry and sector risk. In technology-related industries, particularly for Global Technology and Innovation Portfolio, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Initial Public Offering and Secondary Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
The Portfolio may purchase shares in secondary offerings. Secondary offerings may expose the Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base. Secondary offering shares frequently are volatile in price. As a result, the Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Portfolio to leveraged market exposure to commodities. In addition, the Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that the Portfolio invests in restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.
15 | Janus Aspen Series

The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including COVID-19), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency
16 | Janus Aspen Series

to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
17 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on the Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Global Technology and Innovation Portfolio(1)	All Asset Levels	0.64	0.64

18 | Janus Aspen Series

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 30, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is reflected in the actual investment advisory fee rate shown.
A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. Janus Capital has agreed to continue the waiver for at least a one-year period commencing on April 30, 2021. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.
Portfolio Name	Expense Limit Percentage (%)
Global Technology and Innovation Portfolio	0.95

Investment personnel
Global Technology and Innovation Portfolio

Denny Fish is Executive Vice President and Portfolio Manager of Global Technology and Innovation Portfolio, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He initially joined Janus Capital in 2007 as a research analyst and left in 2014. Mr. Fish re-joined Janus Capital in January 2016. From April 2014 to December 2015, Mr. Fish was an investment analyst and co-portfolio manager at RS Investments. Mr. Fish holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Arts degree from the University of Southern California Marshall School.
Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities, and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of
19 | Janus Aspen Series

funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
20 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
21 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
22 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
23 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
24 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
25 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
26 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
27 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
28 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
29 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Global Technology and Innovation Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.03	$11.19	$11.56	$8.49	$7.75
Income from investment operations:
Net investment income/(loss)(1)	(0.05)	(0.02)	(0.02)	(0.02)	(0.02)
Net gain/(loss) on securities (both realized and unrealized)	7.10	4.87	0.20	3.74	1.06
Total from investment operations	7.05	4.85	0.18	3.72	1.04
Less distributions:
Dividends (from net investment income)	—	—	—	—	(0.01)
Distributions (from capital gains)	(1.57)	(1.01)	(0.55)	(0.65)	(0.29)
Total distributions	(1.57)	(1.01)	(0.55)	(0.65)	(0.30)
Net asset value, end of period	$20.51	$15.03	$11.19	$11.56	$8.49
Total return(2)	50.80%	44.82%	0.91%	44.91%	13.85%
Net assets, end of period (in thousands)	$732,854	$508,622	$370,831	$369,931	$245,967
Average net assets for the period (in thousands)	$577,972	$449,847	$416,626	$320,729	$212,136
Ratio of gross expenses to average net assets	0.99%	0.99%	1.00%	1.00%	1.03%
Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.00%	1.03%
Ratio of net investment income/(loss) to average net assets	(0.32)%	(0.13)%	(0.16)%	(0.21)%	(0.19)%
Portfolio turnover rate	44%	30%	32%	23%	62%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
30 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
31 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
32 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

33 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
34 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
35 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
36 | Janus Aspen Series

This page intentionally left blank.

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson Mid Cap Value Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Mid Cap Value Portfolio (the “Portfolio” or “Mid Cap Value Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Mid Cap Value Portfolio	2
Additional information about the Portfolio
Fees and expenses	7
Additional investment strategies and general portfolio policies	7
Risks of the Portfolio	11
Management of the Portfolio
Investment adviser	18
Management expenses	18
Investment personnel	21
Other information	22
Distributions and taxes	23
Shareholder’s guide
Pricing of portfolio shares	24
Distribution, servicing, and administrative fees	25
Payments to financial intermediaries by Janus Capital or its affiliates	25
Purchases	26
Redemptions	27
Excessive trading	28
Shareholder communications	30
Financial highlights	31
Glossary of investment terms	32
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Mid Cap Value Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) seeks capital appreciation.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.62%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.06%
Fee Waiver(2)	0.01%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.05%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
(2)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, fees payable pursuant to a Rule12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.77% for at least a one-year period commencing on April 30, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 108	$ 337	$ 585	$ 1,294

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 44% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued by the portfolio managers. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap®
2 | Janus Henderson Mid Cap Value Portfolio

Value Index. The market capitalizations within the index will vary, but as of December 31, 2020, they ranged from approximately $123 million to $47.25 billion. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio may invest up to 20% of its net assets in cash or similar investments.
The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Value Investing Risk. The Portfolio may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
3 | Janus Henderson Mid Cap Value Portfolio

Foreign Exposure Risk. The Portfolio may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Real Estate Securities Risk. The Portfolio’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
Cash Holdings Risk. The Portfolio’s investments in cash, cash equivalents, or similar investments may increase due to a lack of favorable investment opportunities or other extraordinary factors. As a result, the Portfolio may not participate in market advances or declines to the same extent that it would if the Portfolio had been fully invested in the market. Furthermore, cash, cash equivalents, or similar investments may generate minimal or no income and could negatively impact the Portfolio’s performance and ability to achieve its investment objective. The Portfolio may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
4 | Janus Henderson Mid Cap Value Portfolio

Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	18.15%	Worst Quarter:	1st Quarter 2020	– 29.16%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (12/31/02)
Mid Cap Value Portfolio
Service Shares	– 1.21%	8.36%	7.75%	9.44%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	4.96%	9.73%	10.49%	10.84%

The Portfolio’s primary benchmark index is the Russell Midcap Value Index. The Russell Midcap Value Index is used to calculate the Portfolio’s performance fee adjustment. The index is described below.
•
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Kevin Preloger is Co-Portfolio Manager of the Portfolio, which he has co-managed since April 2013. Justin Tugman, CFA, is Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2015.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

5 | Janus Henderson Mid Cap Value Portfolio

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
6 | Janus Henderson Mid Cap Value Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Mid Cap Value Portfolio pays an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.64%. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
Janus Capital has contractually agreed to waive and/or reimburse the Portfolio’s “Total Annual Fund Operating Expenses” to a certain limit for at least a one-year period commencing on April 30, 2021. The expense limit is described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a portfolio’s performance, a portfolio that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. In addition, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued by the portfolio managers. The Portfolio focuses on companies that have fallen
7 | Janus Aspen Series

out of favor with the market or that appear to be temporarily misunderstood by the investment community. As defensive value managers, the portfolio managers generally look for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
durable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
The portfolio managers may consider selling a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
The Portfolio may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 20% or less of its net assets.
8 | Janus Aspen Series

Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
The Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the portfolio managers. Changes are normally made in the Portfolio’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Securities Lending
Certain portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the portfolio to collateralize the loan. If the portfolio is unable to recover a security on loan, the portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets. The cash collateral may be invested in time deposits.
Short Sales
Certain portfolios may engage in short sales. In general, no more than 10% of a portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). A portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that a portfolio owns, or the portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
9 | Janus Aspen Series

A short sale is generally a transaction in which a portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a portfolio’s losses are potentially unlimited in a short sale transaction. A portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the portfolio may be required to pay in connection with a short sale. Such payments may result in the portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the portfolio’s performance.
A portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the portfolio to similar risks. To the extent that the portfolio enters into short derivative positions, the portfolio may be exposed to risks similar to those associated with short sales, including the risk that the portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a portfolio, which may increase the portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities
10 | Janus Aspen Series

and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
debt securities (such as bonds, notes, sovereign debt, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the
11 | Janus Aspen Series

extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
Emerging Markets Risk.  To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when
12 | Janus Aspen Series

the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk. Within the parameters of its specific investment policies, the Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
13 | Janus Aspen Series

•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Initial Public Offering and Secondary Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to
14 | Janus Aspen Series

the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
The Portfolio may purchase shares in secondary offerings. Secondary offerings may expose the Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base. Secondary offering shares frequently are volatile in price. As a result, the Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.
The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is
15 | Janus Aspen Series

incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including COVID-19), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Portfolio is obligated to repurchase under the agreement may decline below the
16 | Janus Aspen Series

repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those proceeds, resulting in reduced returns to shareholders. When the Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Portfolio. In the event of such a default, the Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Portfolio’s holdings. The Portfolio’s use of leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Portfolio will be successful.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
17 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
Mid Cap Value Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to the cumulative investment record of its benchmark index, the Russell Midcap Value Index, over a rolling 36-month performance measurement period.
The table below reflects the Portfolio’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital (gross and net of fee waivers). The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to the Portfolio’s benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Portfolio’s base fee rate plus or minus the performance adjustment over the
18 | Janus Aspen Series

period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year.
As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Mid Cap Value Portfolio(1)	0.64	± 4.00%	0.62	0.62

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 30, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver and any applicable performance adjustment is reflected in the actual investment advisory fee rate shown.
The investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the Russell Midcap Value Index.
The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.
19 | Janus Aspen Series

The application of an expense limit, if any, will have a positive effect upon Mid Cap Value Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. Janus Capital has agreed to continue the waiver for at least a one-year period commencing on April 30, 2021. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.
Portfolio Name	Expense Limit Percentage (%)
Mid Cap Value Portfolio(1)	0.77

(1)
The Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.
20 | Janus Aspen Series

Investment personnel
Mid Cap Value Portfolio

Co-Portfolio Managers Kevin Preloger and Justin Tugman are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Kevin Preloger is Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since April 2013. Mr. Preloger is also Portfolio Manager of other Janus Henderson accounts. He joined Perkins Investment Management LLC (“Perkins”), an affiliate of Janus Capital, in May 2002 as a research analyst covering the financial services sector. Mr. Preloger holds a Bachelor of Arts degree in Economics from Northwestern University.
Justin Tugman, CFA, is Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since March 2015. Mr. Tugman is also Portfolio Manager of other Janus Henderson accounts. He joined Perkins, an affiliate of Janus Capital, in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master of Business Administration degree from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities, and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
21 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
22 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
23 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
24 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
25 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
26 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
27 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
28 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
29 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
30 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Mid Cap Value Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.12	$13.62	$17.49	$16.10	$15.84
Income from investment operations:
Net investment income/(loss)(1)	0.13	0.16	0.13	0.08	0.17
Net gain/(loss) on securities (both realized and unrealized)	(0.40)	3.77	(2.32)	2.06	2.53
Total from investment operations	(0.27)	3.93	(2.19)	2.14	2.70
Less distributions:
Dividends (from net investment income)	(0.15)	(0.16)	(0.15)	(0.11)	(0.15)
Distributions (from capital gains)	(0.28)	(1.27)	(1.53)	(0.64)	(2.29)
Total distributions	(0.43)	(1.43)	(1.68)	(0.75)	(2.44)
Net asset value, end of period	$15.42	$16.12	$13.62	$17.49	$16.10
Total return(2)	(1.21)%	30.05%	(13.82)%	13.63%	18.76%
Net assets, end of period (in thousands)	$67,967	$72,167	$62,334	$76,123	$71,444
Average net assets for the period (in thousands)	$62,469	$68,198	$72,480	$74,099	$66,899
Ratio of gross expenses to average net assets	1.06%	1.05%	1.06%	0.95%	0.84%
Ratio of net expenses to average net assets	1.06%	1.05%	1.06%	0.95%	0.84%
Ratio of net investment income/(loss) to average net assets	0.97%	1.06%	0.78%	0.47%	1.13%
Portfolio turnover rate	44%	43%	42%	48%	69%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
31 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
32 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
33 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

34 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
35 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
36 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
37 | Janus Aspen Series

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson Overseas Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Overseas Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Overseas Portfolio	2
Additional information about the Portfolio
Fees and expenses	8
Additional investment strategies and general portfolio policies	8
Risks of the Portfolio	12
Management of the Portfolio
Investment adviser	19
Management expenses	19
Investment personnel	21
Other information	22
Distributions and taxes	23
Shareholder’s guide
Pricing of portfolio shares	24
Distribution, servicing, and administrative fees	25
Payments to financial intermediaries by Janus Capital or its affiliates	25
Purchases	26
Redemptions	27
Excessive trading	28
Shareholder communications	30
Financial highlights	31
Glossary of investment terms	32
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Overseas Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Overseas Portfolio (“Overseas Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.72%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.08%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 110	$ 343	$ 595	$ 1,317

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 21% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may have significant exposure to emerging markets. The Portfolio typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
2 | Janus Henderson Overseas Portfolio

The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
The Portfolio may take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The types of derivatives in which the Portfolio may invest include options, futures, swaps, warrants, and forward currency contracts. The Portfolio may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Portfolio invests, to increase or decrease the Portfolio’s exposure to a particular market, to adjust the Portfolio’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Portfolio’s risk profile.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
3 | Janus Henderson Overseas Portfolio

Foreign Exposure Risk. The Portfolio normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. Some of the risks of investing directly in foreign securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk. The risks of foreign investing are heightened when investing in emerging markets. Emerging market securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging markets companies, including financial information, may be less available or reliable and Janus Capital’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities. As of December 31, 2020, approximately 22.3% of the Portfolio’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Geographic Concentration Risk. To the extent the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
Growth Securities Risk. The Portfolio invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of
4 | Janus Henderson Overseas Portfolio

favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Value Investing Risk. The Portfolio may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.
Real Estate Securities Risk. The Portfolio’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
United Kingdom Risk. The Portfolio is subject to certain risks related to the United Kingdom. Investments in British companies may subject the Portfolio to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (“EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. The Portfolio may use derivatives for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5 | Janus Henderson Overseas Portfolio

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.10%	Worst Quarter:	3rd Quarter 2011	– 26.68%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Overseas Portfolio
Service Shares	16.02%	8.77%	0.66%	8.54%
MSCI All Country World ex-U.S. Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	10.65%	8.93%	4.92%	N/A

The Portfolio’s primary benchmark index is the MSCI All Country World ex-U.S. Index. The MSCI All Country World ex-U.S. Index is used to calculate the Portfolio’s performance fee adjustment. The index is described below.
•
The MSCI All Country World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  George P. Maris, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016. Julian McManus is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2018.

6 | Janus Henderson Overseas Portfolio

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
7 | Janus Henderson Overseas Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Overseas Portfolio pays an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.64%. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. In addition, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Portfolio pursues its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States.
8 | Janus Aspen Series

The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
The portfolio managers may consider selling a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa. The Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
The Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
9 | Janus Aspen Series

Leverage
Certain of the Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on the Portfolio.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the portfolio managers. Changes are normally made in the Portfolio’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their
10 | Janus Aspen Series

positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Portfolio, which may increase the Portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
debt securities (such as bonds, notes, sovereign debt, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
11 | Janus Aspen Series

•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If
12 | Janus Aspen Series

the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
•
Currency Futures Risk. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
•
Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact the Portfolio’s performance. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Portfolio, which will expose the Portfolio to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Portfolio and may force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Portfolio from divesting of a forward currency contract at the optimal time and may adversely affect the Portfolio’s returns and net asset value.
Emerging Markets Risk. The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of
13 | Janus Aspen Series

such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities. Some of the risks of investing directly in emerging market securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk. The Portfolio invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. An
14 | Janus Aspen Series

issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality.
15 | Janus Aspen Series

The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Initial Public Offering and Secondary Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the Portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
The Portfolio may purchase shares in secondary offerings. Secondary offerings may expose the Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base. Secondary offering shares frequently are volatile in price. As a result, the Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Portfolio to leveraged market exposure to commodities. In addition, the Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
16 | Janus Aspen Series

Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.
The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including COVID-19), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and
17 | Janus Aspen Series

liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
18 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
The Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to the cumulative investment record of its benchmark index, the MSCI All Country World ex-U.S. Index, over a rolling 36-month performance measurement period.
The table below reflects the Portfolio’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to the Portfolio’s benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio’s base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year.
19 | Janus Aspen Series

As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted/Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Overseas Portfolio	0.64	±7.00%	0.72

The investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the MSCI All Country World ex-U.S. Index (includes reinvestment of dividends, net of foreign withholding taxes).
The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the
20 | Janus Aspen Series

Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.

Investment personnel
Overseas Portfolio

Co-Portfolio Managers George P. Maris and Julian McManus are responsible for the day-to-day management of the Portfolio. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
George P. Maris, CFA, is Co-Head of Equities – Americas of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2016. Mr. Maris is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in March 2011. Mr. Maris holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.
Julian McManus is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities, and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
21 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
22 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
23 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
24 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
25 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
26 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
27 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
28 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
29 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
30 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Overseas Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.90	$25.63	$30.74	$23.87	$27.84
Income from investment operations:
Net investment income/(loss)(1)	0.27	0.50	0.44	0.39	0.30
Net gain/(loss) on securities (both realized and unrealized)	4.77	6.30	(5.05)	6.93	(2.27)
Total from investment operations	5.04	6.80	(4.61)	7.32	(1.97)
Less distributions:
Dividends (from net investment income)	(0.37)	(0.53)	(0.50)	(0.45)	(1.18)
Distributions (from capital gains)	—	—	—	—	(0.82)
Total distributions	(0.37)	(0.53)	(0.50)	(0.45)	(2.00)
Net asset value, end of period	$36.57	$31.90	$25.63	$30.74	$23.87
Total return(2)	15.99%	26.76%	(15.17)%	30.80%	(6.71)%
Net assets, end of period (in thousands)	$540,349	$535,223	$483,432	$636,671	$529,492
Average net assets for the period (in thousands)	$468,995	$508,303	$587,476	$598,500	$554,215
Ratio of gross expenses to average net assets	1.08%	0.99%	0.85%	0.82%	0.75%
Ratio of net expenses to average net assets	1.08%	0.99%	0.85%	0.82%	0.75%
Ratio of net investment income/(loss) to average net assets	0.92%	1.76%	1.46%	1.40%	1.25%
Portfolio turnover rate	21%	23%	25%	33%	103%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
31 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
32 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
33 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

34 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
35 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
36 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
37 | Janus Aspen Series

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson Research Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Research Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Research Portfolio	2
Additional information about the Portfolio
Fees and expenses	6
Additional investment strategies and general portfolio policies	6
Risks of the Portfolio	10
Management of the Portfolio
Investment adviser	17
Management expenses	17
Investment personnel	19
Other information	20
Distributions and taxes	21
Shareholder’s guide
Pricing of portfolio shares	22
Distribution, servicing, and administrative fees	23
Payments to financial intermediaries by Janus Capital or its affiliates	23
Purchases	24
Redemptions	25
Excessive trading	26
Shareholder communications	28
Financial highlights	29
Glossary of investment terms	30
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Research Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Research Portfolio (“Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.50%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.85%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 87	$ 271	$ 471	$ 1,049

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Research Matthew Peron (the “Central Research Team”), select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward
2 | Janus Henderson Research Portfolio

opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Portfolio. It is expected that the Portfolio will be broadly diversified among a variety of industry sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. The Portfolio invests in companies that the investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. The Portfolio’s Central Research Team compares and broadly matches the Portfolio’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Portfolio underperformance relative to indices less biased toward growth stocks.
Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
3 | Janus Henderson Research Portfolio

Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.63%	Worst Quarter:	3rd Quarter 2011	– 16.23%

4 | Janus Henderson Research Portfolio

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Research Portfolio
Service Shares	32.58%	17.38%	14.38%	9.45%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	38.49%	21.00%	17.21%	10.83%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%	10.12%

The Portfolio’s primary benchmark index is the Russell 1000 Growth Index. The Portfolio also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Capital Management LLC
Portfolio Management:  Matthew Peron is Janus Capital’s Director of Research and Executive Vice President of the Portfolio, and has provided general oversight of the Central Research Team since April 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
5 | Janus Henderson Research Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Research Portfolio pays an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.64%. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The Central Research Team, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Research Matthew Peron, selects investments for the Portfolio that reflect their high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom
6 | Janus Aspen Series

up” research, quantitative modeling, and valuation analysis and rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: i) good and preferably growing free cash flow, ii) strong and defensible market position, iii) healthy risk/return profile, iv) exemplary governance, and v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world with respect to the Portfolio, the Central Research Team emphasizes investments in securities of U.S.-based issuers for the Portfolio.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Cash Position
The Portfolio may not always stay fully invested. For example, when the investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
The Portfolio may invest in foreign securities. The investment personnel seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
7 | Janus Aspen Series

Illiquid Investments
The Portfolio will not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings and Secondary Offerings
The Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of the Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on the Portfolio.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), the nature of the Portfolio’s investments, and the investment style of the investment personnel. Changes are normally made in the Portfolio’s holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolio.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Real Estate-Related Securities
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the
8 | Janus Aspen Series

collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, futures, uncovered written calls, structured products, and swaps used to effectuate a short position). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Portfolio, which may increase the Portfolio’s volatility.
Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
9 | Janus Aspen Series

Swap Agreements
Certain portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
debt securities (such as bonds, notes, and debentures)
•
other investment companies (such as exchange-traded funds)
•
preferred stocks and securities convertible into common stocks or preferred stocks
•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•
securities purchased on a when-issued, delayed delivery, or forward commitment basis
•
equity and fixed-income securities issued in private placement transactions

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Brexit Risk. The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the European Union (the “EU”) (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To
10 | Janus Aspen Series

the extent that the Portfolio has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
Emerging Markets Risk. Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
11 | Janus Aspen Series

The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in emerging market securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which the Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or
12 | Janus Aspen Series

commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk. Within the parameters of its specific investment policies, the Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced when the Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
•
Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•
Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Portfolio’s ability to buy affected securities or force the Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
•
Geographic Concentration Risk. To the extent that the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect
13 | Janus Aspen Series

securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Initial Public Offering and Secondary Offering Risk. A portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the portfolio, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the portfolio increases in size, the impact of IPOs on the portfolio’s performance will generally decrease.
Like IPOs, secondary offerings may have a magnified impact on the performance of a portfolio with a small asset base. Secondary offering shares frequently are volatile in price. As a result, a portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a portfolio and may lead to increased expenses for a portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Portfolio to leveraged market exposure to commodities. In addition, the Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While
14 | Janus Aspen Series

the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.
The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the investment personnel’s use of derivative investments will benefit the Portfolio. The Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
The Portfolio’s performance may also be significantly affected, positively or negatively, by the investment personnel’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that the investment personnel’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including COVID-19), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income,
15 | Janus Aspen Series

property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
16 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.
Research Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period.
The table below reflects the Portfolio’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to the Portfolio’s benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio’s base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year.
17 | Janus Aspen Series

As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted/Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Research Portfolio	0.64	± 5.00%	0.50

The investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the Russell 1000 Growth Index.
The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.
18 | Janus Aspen Series

A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.

Investment personnel
Research Portfolio

The Central Research Team selects investments for Research Portfolio and has done so since May 2017. The Central Research Team consists of Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is Janus Capital’s Director of Research and Executive Vice President of Research Portfolio. Mr. Peron is primarily responsible for the day-to-day operations of the Portfolio. He leads the Portfolio Oversight Team that reviews the Portfolio’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in April 2020, Mr. Peron was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Information about Mr. Peron’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities, and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
19 | Janus Aspen Series

Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
20 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
21 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
22 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
23 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
24 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
25 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
26 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of the Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Portfolio at janushenderson.com/VIT. A complete schedule of the Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
27 | Janus Aspen Series

•
Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
28 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Research Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.64	$32.87	$35.68	$28.31	$30.24
Income from investment operations:
Net investment income/(loss)(1)	0.03	0.11	0.09	0.08	0.06
Net gain/(loss) on securities (both realized and unrealized)	11.80	10.98	(0.92)	7.69	(0.02)
Total from investment operations	11.83	11.09	(0.83)	7.77	0.04
Less distributions:
Dividends (from net investment income)	(0.09)	(0.12)	(0.13)	(0.08)	(0.11)
Distributions (from capital gains)	(3.60)	(4.20)	(1.85)	(0.32)	(1.86)
Total distributions	(3.69)	(4.32)	(1.98)	(0.40)	(1.97)
Net asset value, end of period	$47.78	$39.64	$32.87	$35.68	$28.31
Total return(2)	32.58%	35.22%	(2.84)%	27.55%	0.27%
Net assets, end of period (in thousands)	$172,198	$150,614	$126,817	$160,439	$143,900
Average net assets for the period (in thousands)	$151,973	$141,550	$148,101	$155,006	$151,772
Ratio of gross expenses to average net assets	0.85%	0.84%	0.83%	0.86%	0.87%
Ratio of net expenses to average net assets	0.85%	0.84%	0.83%	0.86%	0.87%
Ratio of net investment income/(loss) to average net assets	0.08%	0.30%	0.25%	0.23%	0.22%
Portfolio turnover rate	33%	38%	47%	55%	58%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
29 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
30 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
31 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

32 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
33 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
34 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
35 | Janus Aspen Series

This page intentionally left blank.
36 | Janus Aspen Series

This page intentionally left blank.

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼  April 30, 2021

Service Shares Ticker
Janus Henderson U.S. Low Volatility Portfolio	N/A
Janus Aspen Series

Prospectus

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson U.S. Low Volatility Portfolio (the “Portfolio” or “U.S. Low Volatility Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio is subadvised by Intech Investment Management LLC (“Intech”). The Portfolio currently offers one class of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson U.S. Low Volatility Portfolio	2
Additional information about the Portfolio
Fees and expenses	6
Additional investment strategies and general portfolio policies	6
Risks of the Portfolio	8
Management of the Portfolio
Investment adviser	12
Management expenses	12
Subadviser	13
Investment personnel	13
Other information	15
Distributions and taxes	16
Shareholder’s guide
Pricing of portfolio shares	17
Distribution, servicing, and administrative fees	18
Payments to financial intermediaries by Janus Capital or its affiliates	18
Purchases	19
Redemptions	20
Excessive trading	21
Shareholder communications	23
Financial highlights	24
Glossary of investment terms	25
1 | Janus Aspen Series

Portfolio summary

Janus Henderson U.S. Low Volatility Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson U.S. Low Volatility Portfolio (“U.S. Low Volatility Portfolio”) seeks capital appreciation.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.83%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 85	$ 265	$ 460	$ 1,025

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 44% of the average value of its portfolio.

Principal investment strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. stocks from the universe of the S&P 500® Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States. Over time, and under normal market conditions, the Portfolio seeks to achieve market-like returns over the long-term, with lower absolute volatility than the S&P 500 Index (the Portfolio’s benchmark index). In this context, absolute volatility refers to the variation in the returns of the Portfolio and the benchmark index as measured by the standard deviation of monthly returns.
The Portfolio pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the S&P 500 Index. The goal of this process is to combine stocks that individually have higher relative volatility and lower correlations with each other in an effort to reduce the Portfolio’s absolute volatility, while still generating market-like returns over a full market cycle. Although the Portfolio is generally expected to underperform its benchmark index in sustained up markets, this strategy seeks to minimize losses in down markets.
2 | Janus Henderson U.S. Low Volatility Portfolio

In applying this strategy, Intech establishes target proportions of its holdings from stocks within the S&P 500 Index using an optimization process designed to determine the most effective weightings of each stock in the Portfolio. Once Intech determines such proportions and the Portfolio’s investments are selected, the Portfolio is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by Intech may result in a higher relative portfolio turnover rate compared to a “buy and hold” strategy.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Investment Process Risk. The proprietary mathematical investment process used by Intech may not achieve the desired results. In Intech’s history, which spans more than 25 years, Intech’s mathematical investment process has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, Intech expects that there will be periods of underperformance relative to the named benchmark index. In particular, Intech’s low volatility strategy may underperform the S&P 500 Index during certain periods of up markets and may not achieve the desired level of protection in down markets. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the Portfolio, might not provide the intended results, and may adversely impact the Portfolio’s performance.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may offset gains or increase losses in the Portfolio’s performance.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3 | Janus Henderson U.S. Low Volatility Portfolio

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	1st Quarter 2013	13.41%	Worst Quarter:	1st Quarter 2020	– 16.88%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	5 Years	Since Inception (9/6/12)
U.S. Low Volatility Portfolio
Service Shares	3.51%	9.88%	11.31%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	14.61%

The Portfolio’s primary benchmark index is the S&P 500 Index. The index is described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Intech Investment Management LLC
Portfolio Management:  A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), and Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003) works together to implement the mathematical investment process. No one person of the Portfolio’s investment team is primarily responsible for implementing the investment strategies of the Portfolio.

4 | Janus Henderson U.S. Low Volatility Portfolio

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
5 | Janus Henderson U.S. Low Volatility Portfolio

Additional information about the Portfolio

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.
•
“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolio’s transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
•
Janus Capital has contractually agreed to waive and/or reimburse the Portfolio’s “Total Annual Fund Operating Expenses” to a certain limit for at least a one-year period commencing on April 30, 2021. The expense limit is described in the “Management Expenses” section of this Prospectus.
•
All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolio’s Board of Trustees (“Trustees”) may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. In addition, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary section, including the types of securities the Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Portfolio’s composition can change over time. Except for the Portfolio’s policy with respect to illiquid investments and borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
6 | Janus Aspen Series

Security Selection
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. stocks from the universe of the S&P 500 Index, utilizing Intech’s mathematical investment process. The goal of this process is to combine stocks that individually have higher relative volatility and lower correlations with each other in an effort to reduce the Portfolio’s absolute volatility, while still generating market-like returns over a full market cycle. Although the Portfolio is generally expected to underperform its benchmark index in sustained up markets, this strategy seeks to minimize losses in down markets.
In applying this strategy, Intech establishes target proportions of its holdings from stocks within the S&P 500 Index using an optimization process designed to determine the most effective weightings of each stock in the Portfolio. Once Intech determines such proportions and the Portfolio’s investments are selected, the Portfolio is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by Intech may result in a higher relative portfolio turnover rate compared to a “buy and hold” strategy.
The investment personnel may consider selling a holding if, among other things, the security reaches the investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The investment personnel may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolio normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Portfolio may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Portfolio. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
Foreign Securities
To the extent that foreign securities may be included in the Portfolio’s benchmark index, Intech’s mathematical investment process may select foreign securities from within the Portfolio’s benchmark index, regardless of where an issuer or company is located. There are no limitations on the countries in which the Portfolio may invest.
Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment consistent with Intech’s mathematical investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of Intech’s mathematical investment process, the Portfolio may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Portfolio (including due to shareholder purchases and redemptions), and the nature of the Portfolio’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.
The rebalancing techniques used by the Portfolio may result in higher portfolio turnover compared to a “buy and hold” fund strategy. Intech periodically rebalances the stocks in the Portfolio to its target weighting versus the Portfolio’s benchmark index, as determined by Intech’s mathematical investment process.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.
Real Estate-Related Securities
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as
7 | Janus Aspen Series

properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
•
other investment companies (such as exchange-traded funds)
•
various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements (such as equity, interest rate, inflation index, credit default, and total return), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs

Risks of the Portfolio
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The Portfolio’s performance may also be significantly affected, positively or negatively, by certain types of investments, such as derivative investments. The following information is intended to help you better understand some of the risks of investing in the Portfolio, including those risks that are summarized in the Portfolio Summary section. This information also includes descriptions of other risks the Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one
8 | Janus Aspen Series

or more types of cash management vehicles or in time deposits. In addition, the Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.
Exchange-Traded Funds Risk. The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk. Within the parameters of its specific investment policies and to the extent that companies included in the Portfolio’s benchmark index have foreign exposure, the Portfolio may be subject to foreign investment risks. Such risks include currency risk, political and economic risk, regulatory risk, foreign market risk, and geographic concentration risk due to greater exposure to a particular country or geographic region.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Portfolio’s exposure to industry and sector risk.
Investment Process Risk. The proprietary mathematical investment process used by Intech may not achieve the desired results. Additionally, the rebalancing techniques used by Intech may result in a higher relative portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. There is a risk that Intech’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, the Portfolio may not outperform its benchmark index, and will likely underperform its benchmark index. As a result of Intech’s investment process, the Portfolio may tend to
9 | Janus Aspen Series

invest in the smaller capitalization members of the benchmark index, or other stocks, that typically exhibit greater volatility, primarily because of the potential diversification gains due to the lower correlations of their performance to that of the larger capitalization members of the benchmark index. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the benchmark index, and fewer stocks are driving benchmark index returns, the Portfolio’s performance may be negatively affected relative to the benchmark index. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Portfolio’s performance. In addition, others may attempt to utilize public information related to Intech’s investment strategy in a way that may affect performance.
To minimize the risk of significant underperformance relative to the benchmark index, Intech has designed certain risk controls. The Portfolio normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to the Portfolio.
Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., COVID-19, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID-19, which may be short-term or may last for an extended period of time, have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including Janus Capital.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Portfolio has REIT investments, the Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Portfolio’s expenses.
10 | Janus Aspen Series

REIT Risk. To the extent that the Portfolio holds REITs that are publicly traded or acquired through secondary offerings, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
11 | Janus Aspen Series

Management of the Portfolio

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Intech is responsible for the day-to-day management of the Portfolio’s investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolio.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson funds since 1970, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Portfolio’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight by the Trustees, has responsibility to oversee any subadviser to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Portfolio would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio.

Management expenses
The Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay. Janus Capital pays Intech a subadvisory fee from its investment advisory fee for managing the Portfolio.
The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on the Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
U.S. Low Volatility Portfolio(1)	All Asset Levels	0.50	0.50

12 | Janus Aspen Series

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 30, 2021. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is reflected in the actual investment advisory fee rate shown.
A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement and subadvisory agreement is included in the Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs and expenses payable pursuant to the Transfer Agency Agreement), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. Janus Capital has agreed to continue the waiver for at least a one-year period commencing on April 30, 2021. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.
Portfolio Name	Expense Limit Percentage (%)
U.S. Low Volatility Portfolio	0.79

Subadviser
Intech Investment Management LLC (“Intech”) serves as subadviser to the Portfolio. Intech (together with its predecessors), 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, Intech provides day-to-day management of the investment operations of the Portfolio. Janus Capital owns approximately 97% of Intech.

Investment personnel
U.S. Low Volatility Portfolio

A team of investment professionals consisting of Adrian Banner, Vassilios Papathanakos, and Joseph W. Runnels works together to implement the mathematical investment process. No one person of the investment team is primarily responsible for implementing the investment strategies of U.S. Low Volatility Portfolio.
Adrian Banner, Ph.D., has been Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012. Dr. Banner, previously Co-Chief Investment Officer from January 2009 to December 2011, Senior Investment Officer from September 2007 to January 2009, and Director of Research from August 2002 to August 2007, joined Intech in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a Master of Science degree and a Bachelor of Science degree in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.
13 | Janus Aspen Series

Vassilios Papathanakos, Ph.D., has been Deputy Chief Investment Officer since November 2012. Dr. Papathanakos, previously Director of Research from July 2007 to November 2012, joined Intech in October 2006 as Associate Director of Research. He received his Ph.D. in Physics from Princeton University and holds a Bachelor of Science degree in Physics from the University of Ioannina, Greece. Dr. Papathanakos taught at Princeton University, at the undergraduate and graduate level. Dr. Papathanakos lectured on both theoretical and applied aspects of investing at a number of academic and professional conferences. Dr. Papathanakos implements the optimization process and collaborates in the execution of portfolio management and trading. He conducts mathematical research within the framework of Stochastic Portfolio Theory.
Joseph W. Runnels, CFA, has been Vice President of Portfolio Management since March 2003. Mr. Runnels joined Intech in June 1998. Mr. Runnels holds a Bachelor of Science degree in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.
Information about the investment personnel’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities, and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital and Intech each manage other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Portfolio is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to the Portfolio. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Portfolio’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Portfolio’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.
14 | Janus Aspen Series

Other information

Classes of Shares
The Portfolio currently offers one class of shares, the Service Shares. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. In addition, for an analysis of fees associated with an investment in other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
The Portfolio may limit sales of its Shares to new investors. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolio
The Portfolio is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
15 | Janus Aspen Series

Distributions and taxes

Distributions
To avoid taxation of the Portfolio, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.
How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.
The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If the Portfolio invests in partnerships, it may be subject to state tax liabilities.
16 | Janus Aspen Series

Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified retirement plan.
With certain exceptions, the Portfolio is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolio uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income
17 | Janus Aspen Series

securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolio’s valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

Payments to financial intermediaries by Janus Capital or its affiliates
From its own assets, Janus Capital or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the
18 | Janus Aspen Series

intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and, if applicable, when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Under certain circumstances, the Portfolio may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.
The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”
The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
19 | Janus Aspen Series

Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these large shareholders of their holdings in the Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
20 | Janus Aspen Series

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
trade monitoring; and
•
fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your
21 | Janus Aspen Series

insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Portfolio.
Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/VIT.
22 | Janus Aspen Series

The Portfolio may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.
•
Top Holdings. The Portfolio’s top portfolio holdings, consisting of security names only in alphabetical order and aggregate percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•
Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolio’s Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
23 | Janus Aspen Series

Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
U.S. Low Volatility Portfolio – Service Shares
	Years ended December 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.43	$16.05	$17.43	$15.30	$14.36
Income from investment operations:
Net investment income/(loss)(1)	0.30	0.34	0.28	0.24	0.26
Net gain/(loss) on securities (both realized and unrealized)	0.20	4.07	(1.05)	2.11	1.14
Total from investment operations	0.50	4.41	(0.77)	2.35	1.40
Less distributions:
Dividends (from net investment income)	(0.35)	(0.31)	(0.30)	(0.22)	(0.23)
Distributions (from capital gains)	(1.28)	(0.72)	(0.31)	—	(0.23)
Total distributions	(1.63)	(1.03)	(0.61)	(0.22)	(0.46)
Net asset value, end of period	$18.30	$19.43	$16.05	$17.43	$15.30
Total return(2)	3.51%	28.05%	(4.58)%	15.44%	9.71%
Net assets, end of period (in thousands)	$993,204	$1,087,328	$1,004,693	$1,150,778	$962,999
Average net assets for the period (in thousands)	$996,571	$1,073,019	$1,106,198	$1,059,734	$831,798
Ratio of gross expenses to average net assets	0.83%	0.82%	0.82%	0.82%	0.82%
Ratio of net expenses to average net assets	0.83%	0.82%	0.82%	0.82%	0.82%
Ratio of net investment income/(loss) to average net assets	1.67%	1.85%	1.61%	1.50%	1.72%
Portfolio turnover rate	44%	15%	20%	18%	29%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
24 | Janus Aspen Series

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s
25 | Janus Aspen Series

duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
26 | Janus Aspen Series

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, a Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

27 | Janus Aspen Series

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
28 | Janus Aspen Series

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
29 | Janus Aspen Series

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
30 | Janus Aspen Series

This page intentionally left blank.
31 | Janus Aspen Series

This page intentionally left blank.
32 | Janus Aspen Series

This page intentionally left blank.

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. Reports and other information about the Portfolio are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.